UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                      CORNERSTONE PROGRESSIVE RETURN FUND
                (Name of Registrant as Specified in Its Charter)

                       ---------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                      CORNERSTONE PROGRESSIVE RETURN FUND
                               260 Madison Avenue
                               New York, NY 10016

                       ---------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held on July 20, 2010

                       ---------------------------------

      IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON July 20, 2010: THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT ARE AVAILABLE ON THE INTERNET AT WWW.PROXYVOTE.COM.

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Cornerstone Progressive Return Fund, a Delaware statutory trust (the "Fund"), will be held at 12:00 noon, eastern time, on July 20, 2010 at the Fifth Floor Conference Room, One West Pack Square, Asheville, NC 28801, for the following purposes:

      1. To approve the election of six trustees to hold office until the year 2011 Annual Meeting of Shareholders (Proposal 1); and

      2. To amend the Fund's fundamental investment objective to be a non-fundamental investment objective of providing total return (Proposal
            2); and

      3. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment or postponements thereof.

      The Board of Trustees has fixed the close of business on June 1, 2010 as the record date for the determination of shareholders entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof. The stock transfer books will not be closed.

      Copies of the Fund's most recent annual report may be ordered free of charge by any shareholder by writing to the Fund, c/o Ultimus Fund Solutions, LLC, 260 Madison Avenue, New York, NY 10016, or by calling collect (513) 326-3597.

                                           By Order of the Board of Trustees

                                           Gary A. Bentz
                                           Secretary

Dated: June 9, 2010

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL HELP ASSURE A QUORUM AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

      3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

CORPORATE ACCOUNTS                        VALID SIGNATURE
------------------                        ---------------
(1) ABC Corp.                             ABC Corp. (by John Doe, Treasurer)

(2) ABC Corp.                             John Doe, Treasurer

(3) ABC Corp.
    c/o John Doe, Treasurer               John Doe

(4) ABC Corp. Profit Sharing Plan         John Doe, Trustee


TRUST ACCOUNTS
--------------

(1) ABC Trust                             Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d/ 12/28/78  Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
----------------------------

(1) John B. Smith, Cust. f/b/o            John B. Smith, Jr. UGMA. John B. Smith

(2) John B. Smith                         John B. Smith, Jr., Executor

                      CORNERSTONE PROGRESSIVE RETURN FUND
                               260 Madison Avenue
                            New York, New York 10016

                       ---------------------------------
        PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS to be held on
                                 July 20, 2010

                       ---------------------------------
GENERAL

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Cornerstone Progressive Return Fund, a Delaware statutory trust (the "Fund") for use at the Annual Meeting of Shareholders for the year 2010 (the "Meeting") to be held 12:00 noon, eastern time, on July 20, 2010 at the Fifth Floor Conference Room, One West Pack Square, Asheville, NC 28801, and at any and all adjournments and postponements thereof. A form of proxy is enclosed herewith. This Proxy Statement and the accompanying form of proxy are being first mailed to shareholders of the Fund ("Shareholder(s)") on or about June 9, 2010.

      Any Shareholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund at any time prior to its use or by voting in person at the Meeting. Attendance by a Shareholder at the Meeting does not, in itself, revoke a proxy. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Messrs. Thomas H. Lenagh, Edwin Meese III, Scott B. Rogers, Andrew A. Strauss, Glenn W. Wilcox, Sr., and Ralph W. Bradshaw, as the nominees for Trustee and FOR the approval of amending the Fund's fundamental investment objective.

      In general, abstentions and broker non-votes, as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal requiring that the broker has discretion. With respect to a proposal requiring the affirmative vote of a majority of the Fund's outstanding common shares of beneficial interest, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal. A broker non-vote is a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary voting power.
                                      -1-

      Proposal 2 (to approve the amendment of the Fund's fundamental investment objective to be a non-fundamental investment objective of providing total return) requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the shares present at the Meeting or represented by proxy if the holders of 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding voting shares.

      At least one-third of the Fund's Shareholders must be present at the Meeting in person or by proxy to constitute a quorum for the transaction of business by the Fund. In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting from time to time. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

      Your vote is being solicited by the trustees of the Fund. The cost of soliciting these proxies will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies.

      In addition, the Fund has made arrangements with a professional proxy solicitation firm, The Altman Group (the "Solicitor"), to assist with solicitation of proxies. The Fund anticipates that the cost of retaining the Solicitor will be approximately $10,000. The Fund has agreed to indemnify the Solicitor against certain liabilities, including liabilities arising under the federal securities laws.

      The trustees and officers of the Fund and Ultimus Fund Solutions, LLC, the administrator to the Fund (the "Administrator") may be involved in the solicitation of proxies. The Fund does not reimburse such persons for the solicitation of proxies.

      The Fund expects that the solicitation will be primarily by mail, but also may include telephone, electronic, oral or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from a proxy soliciting agent asking you to vote. The cost of soliciting the proxies will be borne by the Fund.

      Only holders of issued and outstanding common shares of beneficial interest of record at the close of business on June 1, 2010 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per common share so held. The number of common shares of beneficial interest outstanding on June 1, 2010 was 9,357,421. The Fund is a diversified closed-end management investment company.

      Copies of the Fund's most recent annual report may be ordered free of charge to any Shareholder by writing to the Fund, c/o Ultimus Fund Solutions, LLC, 260 Madison Avenue, New York, NY 10016, or by calling collect (513) 326-3597. This report is not to be regarded as proxy-soliciting material.

      This Proxy Statement is first being mailed to Shareholders on or about June 9, 2010.

                                 PROPOSAL NO. 1

                              ELECTION OF TRUSTEES

      At the Meeting, Shareholders will be asked to elect six Trustees to hold office until the year 2011 Annual Meeting of Shareholders or thereafter until each of their respective successors is duly elected and qualified. If elected, each nominee has consented to serve as a Trustee of the Fund until his successor is duly elected and qualified. Each Nominee was considered and recommended by the Fund's Nominating and Corporate Governance Committee.

      The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the six nominees. Each nominee has indicated that he will serve if elected, and the Board of Trustees has no reason to believe that any of the nominees named below will become unavailable for election as a Trustee, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

      The following table sets forth the names, addresses, birth dates and principal occupations of each of the nominees for election as Trustees:




                                                  NOMINEES
                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                                                          IN FUND      DIRECTORSHIPS HELD
NAME AND                POSITION(S)    TERM OF                                            COMPLEX      BY NOMINEE FOR
ADDRESS(1)              WITH           OFFICE     PRINCIPAL OCCUPATION OVER               OVERSEEN     TRUSTEE OUTSIDE OF
(BIRTH DATE)            FUND           SINCE      PAST 5 YEARS                            BY TRUSTEE   FUND COMPLEX*
-------------------------------------------------------------------------------------------------------------------------

                                                 NON-INTERESTED NOMINEES
Thomas H. Lenagh        Trustee;       2007       Independent Financial Advisor;          3            Director of Adams
(Nov. 1924)             Audit,                    Director of Cornerstone Total Return                 Express Company,
                        Nominating and            Fund, Inc. and Cornerstone Strategic                 Petroleum and Resources
                        Corporate                 Value Fund, Inc.                                     Corporation, and
                        Governance                                                                     PPGI Industries
                        Committee
                        Member

Edwin Meese III         Trustee;       2007       Distinguished Fellow, The Heritage      3
(Dec. 1931)             Audit,                    Foundation Washington D.C.;
                        Nominating and            Distinguished Visiting Fellow at the
                        Corporate                 Hoover Institution, Stanford
                        Governance                University; Senior Adviser,
                        Committee                 Revelation L.P.; Director of
                        Member                    Cornerstone Total Return Fund, Inc. and
                                                  Cornerstone Strategic Value Fund, Inc.

Scott B. Rogers         Trustee;       2007       Chairman, Board of Health Partners,     3            Chairman and Director,
(July 1955)             Audit,                    Inc.; Chief Executive Officer,                       Recycling Unlimited;
                        Nominating and            Asheville Buncombe Community                         Director of A-B
                        Corporate                 Christian Ministry; and President,                   Vision Board,
                        Governance                ABCCM Doctor's Medical Clinic;                       Interdenominational
                        Committee                 Appointee, NC Governor's Commission                  Ministerial Alliance,
                        Member                    on Welfare to Work; Director of                      Faith Partnerships,
                                                  Cornerstone Total Return Fund, Inc. and              Inc.
                                                  Cornerstone Strategic Value Fund, Inc.

                                      -4-




                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                                                          IN FUND      DIRECTORSHIPS HELD
NAME AND                POSITION(S)    TERM OF                                            COMPLEX      BY NOMINEE FOR
ADDRESS(1)              WITH           OFFICE     PRINCIPAL OCCUPATION OVER               OVERSEEN     TRUSTEE OUTSIDE OF
(BIRTH DATE)            FUND           SINCE      PAST 5 YEARS                            BY TRUSTEE   FUND COMPLEX*
-------------------------------------------------------------------------------------------------------------------------

Andrew A. Strauss       Trustee;       2007       Attorney and senior member of           3            Director of Deerfield
(Nov. 1953)             Chairman of               Strauss & Associates, P.A.,                          Episcopal Retirement
                        Nominating                Attorneys, Asheville and                             Community
                        and Corporate             Hendersonville, NC; previous
                        Governance                President of White Knight
                        Committee and             Healthcare, Inc. and LMV Leasing,
                        Audit Committee           Inc., a wholly owned
                        Member                    subsidiary of Xerox Credit
                                                  Corporation; Director of Cornerstone
                                                  Total Return Fund, Inc. and
                                                  Cornerstone Strategic Value Fund, Inc.

Glenn W. Wilcox, Sr.    Trustee;       2007       Chairman of the Board of                3            Director of Wachovia
(Dec. 1931)             Chairman of               Tower Associates, Inc.;                              Corp. WNC Regional
                        Audit Committee           Chairman of the Board and Chief                      Advisory Board;
                        and Nominating            Executive Officer of Wilcox Travel                   Director of Champion
                        and Corporate             Agency, Inc.; Director of                            Industries, Inc.
                        Governance                Cornerstone Total Return Fund, Inc..
                        Committee                 and Cornerstone Strategic Value
                        Member                    Fund, Inc.

                                       INTERESTED TRUSTEE NOMINEE

Ralph W.Bradshaw        Chairman       2007       President, Cornerstone Advisors,        3
(Dec. 1950)**           of the Board              Inc.; Financial Consultant; President
                        of Trustees               and Director of Cornerstone Total
                        and President             Return Fund, Inc. and
                                                  Cornerstone Strategic Value Fund, Inc.

-------------


      (1) The mailing address of each Trustee with respect to Fund operations is 260 Madison Avenue, New York, NY 10016.

      *     As of December 31, 2009, the Fund Complex is comprised of the Fund,
            Cornerstone Strategic Value Fund, Inc. and Cornerstone Total Return
            Fund, Inc., all of which are managed by Cornerstone Advisors, Inc.
            Each of the above Trustees oversee all of the Funds in the Fund
            Complex.

      **    Mr. Bradshaw is an "interested person" as defined in the Investment
            Company Act of 1940 because of his affiliation with Cornerstone
            Advisors, Inc.

      The Board believes that the significance of each Trustee's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of the Board's effectiveness. The Board determined that each of the Trustees is qualified to serve as a Trustee of the Fund based on a review of the experience, qualifications, attributes and skills of each Trustee. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Trustees, the Investment Adviser, other service providers, counsel and the independent registered accounting firm ("independent auditors"); and willingness and ability to commit the time necessary to perform the duties of a Trustee. Each Trustee's ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies or organizations in other fields, educational background and professional training; and experience as a Trustee of the Fund. In addition, the Board values the diverse skill sets and experiences that each Trustee contributes. The Board considers that its diversity as a whole is as a result of a combination of Trustees who are working in the private, as opposed to public, sector, those that are retired from professional work and the various perspectives that each Trustee provides as a result of his present experiences and his background. Information as of June 1, 2010 discussing the specific experience, skills, attributes and qualifications of each Trustee which led to the Board's determination that the Trustee should serve in this capacity is provided below.

Ralph W. Bradshaw. Mr. Bradshaw is co-founder of Cornerstone Advisors, Inc. and has served as its President since its inception in 2001. He brings over 18 years of extensive investment management experience and also formerly served as a Director of several other closed-end funds. Prior to founding the Adviser, he served in consulting and management capacities for registered investment advisory firms specializing in closed-end fund investments. His experiences included developing and implementing successful trading strategies with a variety of underlying portfolios containing domestic and international equity and fixed-income investments. In addition, he has been a financial consultant and has held managerial positions or operated small businesses in several industries. Mr. Bradshaw holds a B.S. in Chemical Engineering and an M.B.A. Mr. Bradshaw provides the Board with effective business judgment and an ability to interact effectively with the other Trustees, as well as with the Investment Adviser, other service providers, counsel and the Fund's independent auditor. Mr. Bradshaw commits a significant amount of time to the Fund as a Trustee, in addition to in his capacity as President of the Investment Adviser. The Board values his strong moral character and integrity.

Thomas H. Lenagh. Mr. Lenagh has been involved in the investment company and financial industry for over 40 years, including as a member of the Board of Directors of the Merrill Lynch Funds for over ten years. Earlier in his career, Mr. Lenagh served as the Chief Executive Officer of a public company for approximately five years. In addition, to the Cornerstone Funds Boards, he serves on the Boards of three other public companies. Mr. Lenagh is a Chartered Financial Analyst. Mr. Lenagh provides the Board with effective business judgment and an ability to interact effectively with the other Trustees, as well as with the Investment Adviser, other service providers, counsel and the Fund's independent auditor. Mr. Lenagh has demonstrated a willingness to commit the time necessary to serve as an effective Trustee. The Board values his strong moral character and integrity.

Edwin Meese III. Mr. Meese holds the Ronald Reagan Chair in Public Policy at The Heritage Foundation and is also the Chairman of The Heritage Foundation's Center for Legal and Judicial Studies. He is the former chairman of the governing board of George Mason University in Virginia and serves on the board of several civic and educational organizations. Previously, Mr. Meese served as the 75th Attorney General of the United States and immediately prior to that as Counsellor to the President of the United States for Ronald Reagan. Mr. Meese provides the Board with effective business judgment and an ability to interact effectively with the other Trustees, as well as with the Investment Adviser, other service providers, counsel and the Fund's independent auditor. Mr. Meese has demonstrated a willingness to commit the time necessary to serve as an effective Trustee. The Board values his strong moral character and integrity.

Scott B. Rogers. Reverend Rogers has been the Executive Director of a regional community ministry organization for over 30 years. In addition to the leadership and management skills obtained through this work, he contributes a non-profit perspective and community insight to the Board's discussions and deliberations, which provides desirable diversity. Mr. Rogers provides the Board with effective business judgment and an ability to interact effectively with the other Trustees, as well as with the Investment Adviser, other service providers, counsel and the Fund's independent auditor. Mr. Rogers has demonstrated a willingness to commit the time necessary to serve as an effective Trustee. The Board values his strong moral character and integrity.

Andrew A. Strauss. Mr. Strauss is an experienced attorney with a securities law background. He currently manages a law firm specializing in estate planning, probate and estate administration. In addition, Mr. Strauss served in an executive capacity with a large public company for over nine years. He is a graduate of the Wharton School of the University of Pennsylvania and Georgetown University Law Center. Mr. Strauss provides the Board with effective business judgment and an ability to interact effectively with the other Trustees, as well as with the Investment Adviser, other service providers, counsel and the Fund's independent auditor. Mr. Strauss has demonstrated a willingness to commit the time necessary to serve as an effective Trustee. The Board values his strong moral character and integrity.

Glenn W. Wilcox, Sr. Mr. Wilcox has been a business owner for over 55 years. He has previous business experience in the real estate development, radio and oil and gas exploration industries. He serves on the Board of Directors and Audit Committee of another public company. From 1996 until 2004, Mr. Wilcox was a member of the Board of Appalachian State University, and was Chairman of the Board from 2001-2003. He has been a private investor in public equities for over 50 years. Mr. Wilcox provides the Board with effective business judgment and an ability to interact effectively with the other Trustees, as well as with the Investment Adviser, other service providers, counsel and the Fund's independent auditor. Mr. Wilcox has demonstrated a willingness to commit the time necessary to serve as an effective Trustee. The Board values his strong moral character and integrity.

      Specific details regarding each Trustee's principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

         The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned of the Fund and of all Funds overseen by each Trustee in the Fund Complex as of December 31, 2009. The information as to beneficial ownership is based on statements furnished to the Fund by each Trustee.


                         DOLLAR RANGE OF EQUITY   AGGREGATE DOLLAR RANGE OF EQUITY
                         SECURITIES IN            SECURITIES IN ALL FUNDS OVERSEEN BY
NAME                     THE FUND                 TRUSTEES IN FUND COMPLEX
-------------------------------------------------------------------------------------


NON-INTERESTED TRUSTEES
Edwin Meese III           0                        0
Andrew A. Strauss         0                        $1-$10,000
Thomas H. Lenagh          $1-$10,000               $1-$10,000
Glenn W. Wilcox Sr.       $1-$10,000               $10,001-$50,000
Scott B. Rogers           Over $100,000            Over $100,000

INTERESTED TRUSTEE

Ralph W.Bradshaw         $10,001-$50,000             Over $100,000

                                      -8-




                                    EXECUTIVE OFFICERS

In addition to Mr. Bradshaw, the current principal officers of the Fund are:


NAME AND
ADDRESS (1)                                       TERM OF
(BIRTH DATE)             POSITION WITH FUND       OFFICE SINCE        PRINCIPAL OCCUPATION OVER PAST 5 YEARS
------------------------------------------------------------------------------------------------------------

Gary A.Bentz             Chief Compliance         2007, 2008,         Chairman and Chief Financial Officer
(June 1956)              Officer; Secretary, and  2009                of Cornerstone Advisors, Inc.; previous
                         Assistant Treasurer                          Director, Vice President and Treasurer of
                                                                      Cornerstone Strategic Value Fund, Inc. and
                                                                      Cornerstone Total Return Fund, Inc.; Financial
                                                                      Consultant, C.P.A; Chief Compliance Officer,
                                                                      Secretary, and Assistant Treasurer of
                                                                      Cornerstone Total Return Fund, Inc. and Cornerstone
                                                                      Strategic Value Fund, Inc.

Frank J. Maresca         Treasurer                 2009               Executive Vice President of Ultimus Fund Solutions, LLC
(October 1958)                                                        (since March 2009) previous Executive Director, JP
                                                                      Morgan Chase & Co.; Previous
                                                                      President of Bear Stearns Funds Management Inc.;
                                                                      Previous Senior Managing Director of Bear,
                                                                      Stearns & Co. Inc.; Treasurer of Cornerstone
                                                                      Strategic Value Fund, Inc. and Cornerstone
                                                                      Progressive Return Fund (since May 2009)

-----------


      (1) For the purpose of Fund operations, the officers' address is the same s the Fund's.

      Under the federal securities laws, the Fund is required to provide to Shareholders in connection with the Meeting information regarding compensation paid to Trustees by the Fund as well as by the various other U.S. registered investment companies advised by the Fund's investment adviser during its prior calendar year. The following table provides information concerning the compensation paid during the year ended December 31, 2009, to each Trustee of the Fund in his capacity solely as a Trustee of the Fund. This information does not reflect any additional monies received for a named individual serving in any other capacity to the Fund. Please note that the Fund has no bonus, profit sharing, pension or retirement plans.

                                      -9-




                               TRUSTEE      AGGREGATE COMPENSATION    TOTAL COMPENSATION FROM FUND AND
NAME OF TRUSTEE                SINCE        FROM FUND                 FUND COMPLEX* PAID TO TRUSTEE
--------------------------------------------------------------------------------

Glenn W. Wilcox, Sr.           2007         $15,000                   $49,000
Andrew A. Strauss              2007         $15,000                   $47,000
Edwin Meese III                2007         $15,000                   $48,000
Scott B. Rogers                2007         $15,000                   $49,000
Thomas H. Lenagh               2007         $15,000                   $47,000
Ralph W. Bradshaw              2007         0                         0


-----------


      * For compensation purposes, the Fund Complex refers to the Fund, Cornerstone Strategic Value Fund, Inc., and Cornerstone Total Return Fund, Inc., all of which were managed by Cornerstone Advisors, Inc. during the year ended December 31, 2009.

      TRUSTEE TRANSACTIONS WITH FUND AFFILIATES. As of December 31, 2009, neither the Independent Trustees nor members of their immediate family owned securities beneficially or of record in Cornerstone Advisers, Inc., or an affiliate of Cornerstone Advisors, Inc. Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate family have any direct or indirect interest, the value of which exceeds $120,000, in Cornerstone Advisors, Inc. or any of its affiliates. In addition, since the beginning of the last two fiscal years, neither the Independent Trustees nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which Cornerstone Advisors, Inc. or any affiliate thereof was a party.

BOARD COMPOSITION AND LEADERSHIP STRUCTURE

      The Board consists of six individuals, one of whom is an Interested Trustee. The Chairman of the Board, Mr. Bradshaw, is the Interested Trustee and is the President of the Fund, the President of the Investment Adviser, and is the President and a director of Cornerstone Total Return Fund, Inc. and Cornerstone Strategic Value Fund, Inc. The Board does not have a lead independent trustee.

      The Board believes that its structure facilitates the orderly and efficient flow of information to the Trustees from the Investment Adviser and other service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face. The Board further believes that its structure allows all of the Trustees to participate in the full range of the Board's oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Trustee's talents to bear in overseeing the Fund's operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces. The Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Fund and the environment in which the Fund operates changes.

      Currently, the Board has an Audit Committee and a Nominating and Corporate Governance Committee. The responsibilities of each committee and its members are described below. Each of the Trustees attended at least seventy-five (75%) percent of the four (4) meetings of the Board of Trustees and its committees(including regularly scheduled and special meetings) held during the period for which he was a member.

THE AUDIT COMMITTEE

      During the calendar year ended December 31, 2009, the Audit Committee was composed of all Trustees who are not interested persons of the Fund, as such term is defined in Section 2(a)(19) of the Investment Company Act. The members of the Audit Committee during this period were Messrs. Wilcox, Sr., Strauss, Meese, Lenagh and Rogers. The Board of Trustees has adopted an audit committee charter. The principal functions of the Audit Committee include but are not limited to, (i) the oversight of the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) the oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof; and (iii) the approval, prior to the engagement of, the Fund's independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent registered public accounting firm. The Audit Committee convened four (4) times during the 2009 calendar year.

      The Audit Committee currently does not have an Audit Committee Financial Expert, as such term is defined in Section 407 of the Sarbanes-Oxley Act of 2002. Rather, the Audit Committee members believe that each of their individual experiences provide the Audit Committee with sufficient experience and expertise to allow them to perform their duties as members of the Audit Committee.

THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

      The Fund has a standing Nominating and Corporate Governance Committee (the "Committee"), which is comprised of Messrs. Wilcox, Sr., Strauss, Meese, Lenagh and Rogers, all of whom are Trustees who are not interested persons of the Fund, as such term is defined in Section 2(a)(19) of the Investment Company Act. The Committee has a written charter. In addition to its responsibility to oversee the corporate governance of the Fund, the Committee is appointed to identify and select qualified candidates that have exhibited strong decision making ability, substantial business experience, relevant knowledge of the investment company industry (including closed-end funds), skills or technological expertise and exemplary personal integrity and reputation. In addition, the Committee seeks candidates that have experience and knowledge involving all of the service providers of a registered investment company.

      The Committee will consider all nominees recommended by Shareholders of the Fund, so long as Shareholders send their recommendations in writing to the Secretary of the Fund in a manner consistent with the Fund's By-laws. The Committee will seek candidates for the Board that have exhibited strong decision-making ability, substantial business experience, relevant knowledge, skills or technological expertise, and exemplary personal integrity and reputation. Specifically, the Committee assesses all Trustee nominees taking into account several factors, including, but not limited to, issues such as the current needs of the Board and the nominee's: (i) integrity, honesty, and accountability; (ii) successful leadership experience and strong business acumen; (iii) forward-looking, strategic focus; (iv) collegiality; (v) independence and absence of conflicts of interests; and (vi) ability to devote necessary time to meet Trustee responsibilities. The Committee will ultimately recommend nominees that it believes will enhance the Board's ability to oversee, in an effective manner, the affairs and business of the Fund. The Committee will consider and evaluate Shareholder-recommended candidates by applying the same criteria used to evaluate Trustee-recommended candidates. Currently, the By-laws provide that the deadline for submitting a Shareholder proposal for inclusion in the Fund's proxy statement and proxy for the Fund's 2011 annual meeting of shareholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, is February 9, 2011. Shareholders wishing to submit proposals or Trustee nominations that are to be included in such proxy statement and proxy must deliver notice to the Secretary at the principal executive offices of the Fund not later than the close of business on February 9, 2011 nor earlier than the close of business on March 11, 2011 Shareholders are also advised to review the Fund's By-laws, which contain additional requirements with respect to advance notice of Shareholder proposals and Trustee nominations.

      In 2010, the Committee met and discussed the nomination of the Trustees of the Fund for the 2010 Annual Meeting of Shareholders. Each Nominee was recommended by the non-interested Trustees. The Nominating and Corporate Governance Committee convened four (4) times during the 2009 calendar year.

BOARD'S ROLE IN RISK OVERSIGHT OF THE FUND

      The Board oversees risk management for the Fund directly and, as to certain matters, through its Audit and Nominating and Corporate Governance Committees. The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund's senior officers (including the Fund's Chief Compliance Officer), portfolio management personnel of the Adviser, the Fund's independent auditors, legal counsel and personnel from the Fund's other service providers. The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of the Fund's Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Fund's activities. In addition, the Adviser and the Fund's other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund's activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate. The Board does not believe that a separate Risk Oversight Committee is necessary for effective risk oversight at this time, but intends to continuously evaluate how it assesses risk and will consider again in the future whether any changes to their current structure are prudent.

REQUIRED VOTE

      Trustees are elected by a plurality (a simple majority of the votes cast at a meeting) of the votes cast by the holders of common shares of beneficial interest of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Trustees, abstentions and broker non-votes will be counted as shares present for quorum purposes, may be considered votes cast, and may affect the plurality vote required for Trustees.

      THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. RALPH W. BRADSHAW, THOMAS H. LENAGH, EDWIN MEESE III, SCOTT
B. ROGERS, ANDREW A. STRAUSS AND GLENN W. WILCOX, SR. AS TRUSTEES OF THE FUND.

                                 PROPOSAL NO. 2

        AMENDMENT OF THE FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE TO BE A
         NON-FUNDAMENTAL INVESTMENT OBJECTIVE OF PROVIDING TOTAL RETURN

      As described below, the Board is proposing that Shareholders approve the amendment of the Fund's fundamental investment objective to be a non-fundamental investment objective of providing total return, pursuant to this Proposal 2. The Adviser believes and the Board concurs that it would be in the best interest of Shareholders to approve such proposed change in order to allow the Fund greater flexibility regarding its investment in other closed-end funds and securities that have attractive risk/reward characteristics.

WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE THE AMENDMENT OF THE FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE TO BE A NON-FUNDAMENTAL INVESTMENT OBJECTIVE OF PROVIDING TOTAL RETURN?

The Fund's current investment objective is long-term total return and is a fundamental policy, which means that it may not be changed without shareholder approval. The Board believes that it is in the best interests of Shareholders to amend the Fund's fundamental investment objective by changing it to become a non-fundamental investment objective of providing total return. The amendment of the Fund's fundamental investment objective to be a non-fundamental investment objective means that the Fund's investment objective may be changed in the future without Shareholder approval if the Board believes that it is in the best interests of the Fund and its Shareholders to do so. The Adviser believes, and the Board concurs, that a non-fundamental investment objective of providing total return allows the Fund greater flexibility in the management of the Fund's assets particularly regarding its investment in other closed-end funds and securities that have attractive risk/reward characteristics.

WHAT ARE THE BENEFITS OF RECLASSIFYING THE FUND'S INVESTMENT OBJECTIVE FROM FUNDAMENTAL TO NON-FUNDAMENTAL?

Under the 1940 Act, the Fund's investment objective is not required to be "fundamental." A fundamental investment objective may be changed only by a vote of the shareholders. To provide the Adviser with enhanced investment management flexibility, by allowing changes to the Fund's investment objective to respond to changing market conditions or other circumstances in an efficient and cost effective manner without the need and expense of calling a shareholder meeting, the Adviser proposed, and the Board approved, subject to Shareholder approval, the amendment of the Fund's fundamental investment objective with a non-fundamental investment objective of providing total return. A non-fundamental investment objective may be changed at any time by the Board without approval by shareholders. However, Shareholders would be given at least 60 days' prior written notice of any proposed future change to the Fund's investment objective.

WHAT ARE THE MATERIAL DIFFERENCES BETWEEN THE CURRENT OBJECTIVE OF LONG-TERM TOTAL RETURN AND THE PROPOSED OBJECTIVE OF TOTAL RETURN?

The Board is proposing to adopt a non-fundamental objective of total return. This means that the Adviser would seek to invest the Fund's assets in securities that would increase in value over time, providing an opportunity to have a corresponding increase in the Fund's net asset value, or for the Fund to sell the security at a point in time, in the judgment of the Adviser, when it would be beneficial to the Fund and its Shareholders without respect to the term of the holding, resulting in a capital gain. In seeking to achieve this objective, the portfolio turnover and the trading costs may rise above the level that they would otherwise be under the current objective. This requested change will not necessarily result in a significant change in the investment management of the Fund or in greater portfolio turnover and/or trading costs. The requested change is primarily designed to provide greater flexibility to the Board and the Adviser in managing the Fund's assets. It is not expected that the requested change would result in a significant change in the securities in which the Fund invests, but it may result in how long such securities are held in the Fund's portfolio. As a result, the requested change would increase the probability that any gains or losses in the Fund's portfolio would be short-term. There can be no assurance that the Adviser will be successful in achieving the objective of total return and the value of the securities in which the Fund would invest may go down.

      The Board met in person on May 13, 2010 to consider, among other things, amending the Fund's fundamental investment objective to be a non-fundamental investment objective of providing total return. At the Board meeting, the Board reviewed materials furnished by the Adviser and information provided by representatives of the Adviser regarding the proposed non-fundamental investment objective of providing total return. The Trustees, including all of the independent Trustees, unanimously approved the proposed non-fundamental investment objective of providing total return and recommended that Shareholders of the Fund approve the amendment of the Fund's fundamental investment objective to be a non-fundamental investment objective of providing total return. The Board considered numerous factors in approving the non-fundamental investment objective of providing total return and making its recommendation, including:
(1) the Adviser's principals' demonstrated experience and capabilities with respect to providing total return to investors; (2) the opportunity to avoid future delay and costly shareholder meetings by changing the Fund's investment objective from fundamental to non- fundamental; and (3) other factors deemed relevant by the Board. Based upon a review of the above factors, the Board concluded that amending the Fund's fundamental investment objective to be a non-fundamental investment objective of providing total return would be in the best interests of the Fund and its Shareholders.

REQUIRED VOTE

      Approval of Proposal 2 requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the shares present at the Meeting or represented by proxy if the holders of 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding voting shares.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2 TO APPROVE THE AMENDMENT OF THE FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE TO BE A NON- FUNDAMENTAL INVESTMENT OBJECTIVE OF PROVIDING TOTAL RETURN. ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED "FOR" THE PROPOSED AMENDMENT OF THE FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE TO BE A NON-FUNDAMENTAL INVESTMENT OBJECTIVE OF PROVIDING TOTAL RETURN.

                             AUDIT COMMITTEE REPORT

      In 2010, the Audit Committee met with the Fund's Administrator and the Fund's independent registered public accounting firm, Tait, Weller & Baker LLP, to discuss and review the Fund's audited financial statements for the year ended December 31, 2009. The Fund's independent public accounting firm represented to the Audit Committee that the Fund's Financial statements were prepared in accordance with U.S. generally accepted Accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the Fund's Administrator and its independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61.

      The Fund's independent registered public accounting firm also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm their independence, in light of the services they were providing.

      Based upon the Audit Committee's discussion with the Fund's Administrator and the independent registered public accounting firm and the Audit Committee's review of the representations and report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Trustees include the audited financial statements in the Fund's Annual Report for the year ended December 31, 2009 filed with the Securities and Exchange Commission ("SEC").

      This Audit Committee report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this proxy statement except to the extent that the Fund specifically requests that the report be specifically incorporated by reference.

      The Audit Committee of the Board of Trustees has selected Tait, Weller & Baker LLP to be employed as the Fund's independent registered public accounting firm to make the annual audit and to report on, as may be required, the financial statements which may be filed by the Fund with the SEC during the ensuing year.

                                             Respectfully submitted,

                                             Glenn W. Wilcox, Sr.
                                             Andrew A. Strauss
                                             Scott B. Rogers
                                             Edwin Meese III
                                             Thomas H. Lenagh

         RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Fund's independent registered public accounting firm for the calendar year ended December 31, 2009, was the firm of Tait, Weller & Baker LLP. The Audit Committee has selected Tait, Weller & Baker LLP to be the Fund's registered public accounting firm for the calendar year ending December 31, 2010.

      A representative of Tait, Weller & Baker LLP is not expected to be present at the Annual Meeting of Shareholders, but may be available by telephone to respond to appropriate questions from Shareholders.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

      Aggregate fees for professional services rendered for the Fund by Tait, Weller & Baker LLP as of or for the calendar years ended December 31, 2009 and

December 31, 2008 were:

        SERVICE                            2009                   2008
--------------------------------------------------------------------------------


        Audit Fees                         $ 14,100               $ 14,100
        Audit-Related Fees                        0                      0
        Tax Fees (1)                          3,000                  3,000
        All Other Fees                            0                      0
        Total                              $ 17,100               $ 17,100

-----------


      (1) Tax services in connection with the Fund's excise tax calculations and review of the Fund's applicable tax returns.

      All of the services performed by the Fund's independent registered public accounting firm, including audit-related and non-audit related services, were pre-approved by the Audit Committee, as required under the Audit Committee Charter. The Audit Fees for the years ended December 31, 2009 and 2008 were for professional services rendered for the audits of the financial statements of the Fund, reviews, and issuances of consents, and assistance with review of documents filed with the SEC. Tax Fees for the years ended December 31, 2009 and 2008 were for services performed in connection with income and excise tax services other than those directly related to the audit of the income tax accrual.

      The Audit Committee has considered and determined that the services provided by Tait, Weller & Baker LLP are compatible with maintaining Tait, Weller & Baker LLP's independence. The aggregate fees included in Audit Fees are fees billed for the calendar year for the audit of the Fund's annual financial statements. Of the time expended by the Fund's independent registered public accounting firm to audit the Fund's financial statements for the period ended December 31, 2009, less than 50% of such time involved work performed by persons other than the independent registered public accounting firm's full time, permanent employees. Tait, Weller & Baker LLP did not perform any services on behalf of Cornerstone Advisors, Inc.

    INFORMATION PERTAINING TO THE FUND'S INVESTMENT ADVISER AND ADMINISTRATOR

THE INVESTMENT ADVISER

      Cornerstone Advisors, Inc. has acted as the Fund's investment adviser ("Investment Adviser") since the Fund's inception, and has its principal office at 1075 Hendersonville Road, Suite 250, Asheville, NC 28803. Cornerstone Advisors, Inc. was organized in February of 2001, to provide investment management services to closed-end investment companies and is registered with the SEC under the Investment Advisers Act of 1940, as amended. Cornerstone Advisors, Inc. is the Investment Adviser to two other closed-end funds, Cornerstone Total Return Fund, Inc. and Cornerstone Strategic Value Fund, Inc. Messrs. Bradshaw and Bentz are the only stockholders of the Investment Adviser.

      Mr. Bradshaw is President and Chairman of the Board of Trustees of the Fund. Mr. Bentz is Chief Compliance Officer, Secretary, and Assistant Treasurer of the Fund.

THE ADMINISTRATOR

      Ultimus Fund Solutions, LLC, whose address is 260 Madison Avenue, New York, NY 10016, currently acts as the Administrator of the Fund.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the Investment Company Act in combination require the Fund's Trustees and officers, persons who own more than ten (10%) of the Fund's Common Stock, and the Fund's Investment Adviser and its trustees and officers, to file reports of ownership and changes in ownership with the SEC. The Fund believes that the Fund's trustees and officers, the Fund's Investment Adviser and its Trustees and officers have complied with all applicable filing requirements during the year ended December 31, 2009.

                 INFORMATION PERTAINING TO CERTAIN SHAREHOLDERS

      The following table sets forth the beneficial ownership of shares of the Fund by each person known to the Fund to be deemed the beneficial owner of more than five (5%) percent of the outstanding shares of the Fund at the close of business on June 1, 2010:


NAME AND ADDRESS                    AMOUNT AND NATURE OF
OF BENEFICIAL OWNER                 BENEFICIAL OWNERSHIP        PERCENT OF FUND
-------------------                 --------------------        ---------------
Doliver Capital Advisors, Inc.*       2,902,618 shares               31.1%
6363 Woodway, Suite 963
Houston, TX 77057

Ronald G. Olin**                        751,563 shares                8.0%
24 Browntown Rd.
Asheville, NC 28803

-----------


      * Based on amended Schedule 13G filed with the SEC on behalf of Doliver Capital Advisors, LP with respect to the Fund on May 11, 2010 (the "Filing"). The Filing reported that Doliver Capital Advisors, LP had shared dispositive power, but no voting power.

      ** Based on Schedule 13G filed with the SEC on behalf of Ronald G. Olin with respect to the Fund on February 16, 2010.

      Additionally, on June 1, 2010, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 9,352,285 shares of the Fund, equal to approximately 99.95% of the outstanding shares of the Fund. All the Trustees and executive officers of the Fund, as of the date of this proxy, owned less than 1% of the outstanding shares of the Fund.

                             ADDITIONAL INFORMATION

      The Proxy Statement does not contain all of the information set forth in the registration statements and the exhibits relating thereto which the Fund has filed with the SEC, under the Exchange Act and the Investment Company Act, to which reference is hereby made.

      The Fund is subject to the informational requirements of the Exchange Act and in accordance therewith, files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds can be inspected and copied at the public reference facilities of the SEC in Washington, DC. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20594, at prescribed rates.

                                 OTHER BUSINESS

      The Board of Trustees of the Fund does not know of any other matter which may come before the Meeting, but should any other matter requiring a vote of Shareholders arise, including any questions as to the adjournment of the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter in the interest of the Fund.

                    PROPOSALS TO BE SUBMITTED BY SHAREHOLDERS

      All proposals by Shareholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Shareholders, to be held in the year 2011, must be received by the Fund addressed to Cornerstone Progressive Return Fund, c/o Ultimus Fund Solutions, LLC, 260 Madison Avenue, New York, NY 10016 in advance of the meeting as set forth in this document.

                                          CORNERSTONE PROGRESSIVE RETURN FUND

                                          Gary A. Bentz, Secretary

Dated: June 9, 2010

                      CORNERSTONE PROGRESSIVE RETURN FUND
               PROXY CARD FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON July 20, 2010

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

      The undersigned shareholder of Cornerstone Progressive Return Fund (the "Fund") hereby constitutes and appoints Messrs. Andrew A. Strauss, Scott B. Rogers, and Glenn W. Wilcox, Sr., or any of them, the action of a majority of them voting to be controlling, as proxy of the undersigned, with full power of substitution, to vote all common shares of beneficial interest of the Fund standing in his or her name on the books of the Fund at the Annual Meeting of Shareholders of the Fund to be held at the Fifth Floor Conference Room, One West Pack Square, Asheville, NC 28801, on July 20, 2010 at 12:00 noon, Eastern Time, or at any adjournment or postponement thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse hereof.

      The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the aforementioned instructions with respect to (1) the election of six Trustees; (2) amend the Fund's fundamental investment objective to be a non-fundamental investment objective of providing total return; and (3) consideration and vote of such other matters as may properly come before the Annual Meeting of Shareholders or any adjournment or postponement thereof.

      This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no such direction is made, the said proxies will vote FOR Proposals 1 and 2, and in their discretion with respect to such other matters as may properly come before the Annual Meeting of Shareholders or any adjournment or postponement thereof, in the interest of the Fund.

             (Continued and to be dated and signed on reverse side)

                        ANNUAL MEETING OF SHAREHOLDERS OF
                       CORNERSTONE PROGRESSIVE RETURN FUND

                                 July 20, 2010

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1 (THE ELECTION OF TRUSTEES); "FOR" PROPOSAL 2 (THE AMENDMENT OF THE FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE TO BE A NON-FUNDAMENTAL INVESTMENT OBJECTIVE OF PROVIDING TOTAL RETURN); AND "FOR" PROPOSAL 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. To approve the election of six (6) Trustees:

                                                NOMINEES:
          / /  FOR ALL NOMINEES           / /   Ralph W. Bradshaw
                                          / /   Thomas H. Lenagh
               WITHHOLD AUTHORITY         / /   Edwin Meese III
          / /  FOR ALL NOMINEES           / /   Scott B. Rogers
                                          / /   Andrew A. Strauss
          / /  FOR ALL EXCEPT             / /   Glenn W. Wilcox, Sr.
               (See instructions below)

2. To approve the amendment of the Fund's fundamental investment objective to be a non-fundamental investment objective of providing total return.

FOR          AGAINST         ABSTAIN

/ /           / /              / /

3. In their discretion, the proxies are authorized to consider and vote upon such matters as may properly come before the said Meeting or any adjournment or postponement thereof.

FOR          AGAINST         ABSTAIN

/ /           / /              / /

Your proxy is important to assure a quorum at the Annual Meeting of Shareholders whether or not you plan to attend the meeting in person. You may revoke this proxy at anytime, and the giving of it will not affect your right to attend the Annual Meeting of Shareholders and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. [ ] Please note that changes to the registered name(s) on the account may not be submitted by this method.

SIGNATURE OF SHAREHOLDER____________________________ DATE___________________

SIGNATURE OF SHAREHOLDER____________________________ DATE___________________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.